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GreenPoint Credit

Manufactured Housing Contract Trust

Pass-Through Certificates
Series 2000-3, Investor Number 52000051/52000052

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
MONTHLY SERVICING SUMMARY                                                                 PERIOD ENDING:             30-Jun-00
------------------------------------------------------------------------------------------------------------------------------
Determination Date:                           07/17/00
Remittance Date:                              07/20/00
Total Pool Prior Period WAC                     10.84%                                  Scheduled Balance         Factor
Total Pool Current Period WAC                   10.84%              BOP Pool               $714,677,240.24         99.3758067%
Group I Prior Period  WAC                       11.55%              EOP Pool               $709,938,341.83         98.7168632%
Group I Current Period WAC                      11.54%              BOP Group I            $435,704,992.87         99.3604884%
Group II Prior Period WAC                        9.74%              EOP Group I            $432,428,123.43         98.6132136%
Group II Current Period WAC                      9.74%              BOP Group II           $278,972,247.37         99.3997406%
Class I A Pass Through Rate                    8.4500%              EOP Group II           $277,510,218.40         98.8788095%
Class I M-1 Pass Through Rate                  9.1000%              Class I A Principal    $331,570,812.43         98.1989778%
                                                                    Balance
Class I M-2 Pass Through Rate                  9.2500%              Class I M-1             $25,214,000.00        100.0000000%
                                                                    Principal Balance
Class I B-1 Pass Through Rate                  9.2500%              Class I M-2             $19,733,000.00        100.0000000%
                                                                    Principal Balance
Class I B-2 Pass Through Rate                  9.2500%              Class I B-1             $24,118,000.00        100.0000000%
                                                                    Principal Balance
Class II A-1 Pass Through Rate                 6.9213%              Class I B-2             $31,792,311.00        100.0000000%
                                                                    Principal Balance
Class II A-2 Pass Through Rate                 6.6100%              Class II A-1            $152,510,218.40         97.9784396%
                                                                    Principal Balance
LIBOR                                          6.6513%              Class II A-2            $125,000,000.00        100.0000000%
                                                                    Principal Balance

I.      RECAP OF POOL:                              LOAN
                                                    COUNT                Class I A          Class I M-1         Class I M-2
                                            ---------------------   -------------------- ------------------- ------------------
        Beginning Certificate Balance                      18,189       $334,847,681.87      $25,214,000.00      $19,733,000.00
        Scheduled Principal Reduction                                     (1,086,724.00)               0.00                0.00
        Partial Principal Prepayments                                       (304,050.72)               0.00                0.00
        Principal Prepayments In Full                        (154)        (1,847,139.08)               0.00                0.00
        Contract                                               (5)           (38,955.64)               0.00                0.00
        Liquidations
        Contract Repurchases                                    0                  0.00                0.00                0.00
        Previously Undistributed                                                   0.00                0.00                0.00
        Shortfalls
                                            ---------------------   -------------------  ------------------  ------------------
        Remaining Certificate Balance                      18,030       $331,570,812.43      $25,214,000.00      $19,733,000.00
                                            =====================   ===================  ==================  ==================

        Liquidation Loss Amount                                                                        0.00                0.00
        Adjusted Certificate Balance                                                          25,214,000.00       19,733,000.00
                                                                                         =================== ===================


                                                 Class I B-1            Class I B-2         Class II A-1        Class II A-2
                                            ----------------------  -------------------- ------------------- -------------------

        Beginning Certificate Balance              $24,118,000.00        $31,792,311.00     $154,042,585.12     $125,000,000.00
        Scheduled Principal Reduction                        0.00                  0.00         (245,346.18)               0.00
        Partial Principal Prepayments                        0.00                  0.00         (217,805.95)               0.00

        Principal Prepayments In Full                        0.00                  0.00         (919,662.20)               0.00
        Contract                                             0.00                  0.00          (79,214.64)               0.00
        Liquidations
        Contract Repurchases                                 0.00                  0.00                0.00                0.00
        Previously Undistributed                             0.00                  0.00          (70,337.75)               0.00
        Shortfalls
                                                   --------------        --------------     ---------------     ---------------
        Remaining Certificate Balance              $24,118,000.00        $31,792,311.00     $152,510,218.40     $125,000,000.00
                                                   ==============        ==============     ===============     ===============

        Liquidation Loss Amount                              0.00                  0.00
        Adjusted Certificate Balance                24,118,000.00         31,792,311.00
                                                   ==============        ==============

II.     DISTRIBUTIONS:                                                      Class I A          Class I M-1        Class I M-2
                                                                         --------------     ---------------     ---------------
        Principal Distribution Amount                                    $ 3,276,869.44     $          0.00     $          0.00
        Interest Distribution Amount                                       2,357,885.76          191,206.17          152,108.54
        Unpaid Interest Shortfall                                                  0.00                0.00                0.00
                                                                         --------------     ---------------     ---------------
        Total Distribution                                               $ 5,634,755.20     $    191,206.17     $    152,108.54
                                                                         ==============     ===============     ===============

                                                     Class I B-1           Class I B-2        Class II A-1       Class II A-2
                                                   --------------        --------------     ---------------     ---------------
        Principal Distribution Amount              $         0.00        $         0.00     $  1,532,366.72     $          0.00
        Interest Distribution Amount                   185,909.58            245,065.73          888,472.70          665,590.28
        Unpaid Interest Shortfall                            0.00                  0.00                0.00                0.00
        Net Funds Carryover Amount                                                                     0.00                0.00
                                                   --------------        --------------     ---------------     ---------------
        Total Distribution                         $   185,909.58        $   245,065.73     $  2,420,839.42     $    665,590.28
                                                   ==============        ==============     ===============     ===============

III.    SHORTFALLS                                   Class I M-1           Class I M-2        Class I B-1         Class I B-2
                                                   --------------        --------------     ---------------     ---------------
        Unpaid Principal Shorfall                            0.00                  0.00                0.00                0.00
        Agg Amount of Liquidation Losses                     0.00                  0.00                0.00                0.00
        Liquidation Loss Interest Amount                     0.00                  0.00                0.00                0.00
        Unpaid Liquidation Loss Interest Shortfall           0.00                  0.00                0.00                0.00
        Principal Shortfall Amount                           0.00                  0.00                0.00                0.00
                                                   --------------        --------------     ---------------     ---------------
                                                             0.00                  0.00                0.00                0.00
                                                   ==============        ==============     ===============     ===============

IV.     LOC                                                                Class II A                             Class I B-2
                                                                         --------------                         ---------------
        Beginning of Period Available Letter of Credit                    70,164,229.00                           31,792,311.00
        Draws to the Letter of Credit                                              0.00                                    0.00
        Reimbursements to the Letter of Credit                                     0.00                                    0.00
                                                                         --------------                         ---------------
        End of Period Available Letter of Credit                          70,164,229.00                           31,792,311.00
                                                                         ==============                         ===============

        LOC Replaced, Modified or Cancelled?                                   NO                                       NO

V.      AVAILABLE DISTRIBUTION AMOUNT                                       Group I             Group II          Total Pool
                                                                         --------------     ---------------     ---------------
        Available Distribution Amount                                      6,487,699.45        3,344,245.87     $  9,831,945.32
        Group I Available Funds Shortfall from Group II                            0.00                0.00                0.00
        Group II Available Funds Shortfall from Group I                            0.00                0.00                0.00
        Monthly Advance Amount                                              (367,678.73)        (325,781.72)        (693,460.45)
        Enhancement Payment                                                        0.00                0.00                0.00
        LOC Draw Amount                                                            0.00                0.00                0.00
                                                                         --------------     ---------------     ---------------
        Total Available Distribution Amount                                6,120,020.72        3,018,464.15        9,138,484.87
                                                                         ==============     ===============     ===============

VI.     HOLDOVER AMOUNTS

        Class II A-2 Holdover Amount Current Month                                 0.00
        Class II A-2 Aggregate Holdover Amount                                     0.00

VII.    MONTHLY ADVANCE                                                       Group I           Group II          Total Pool
                                                                         --------------     ---------------     ---------------
        Monthly Advance Amount                                           $  (367,678.73)    $   (325,781.72)    $   (693,460.45)
        Outstanding Amount Advanced                                      $         0.00     $          0.00     $          0.00

VIII.   RESIDUAL                                                             Group I           Group II          Total Pool
                                                                         --------------     ---------------     ---------------
        Deposit to Special Account                                                 0.00                0.00                0.00
        Residual Interest Distribution Amount                            $    78,654.23     $    257,816.17     $    336,470.40

IX.     SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):
                                                                             Group I           Group II           Total Pool
                                                                         --------------     ---------------     ---------------
        Total P&I....                                                    $ 5,280,384.56     $  2,509,670.92     $  7,790,055.48
        Gross Int....                                                     (4,193,660.56)      (2,264,324.74)      (6,457,985.30)
                                                                         --------------     ---------------     ---------------
        Principal....                                                      1,086,724.00          245,346.18        1,332,070.18
                                                                         ==============     ===============     ===============
                                                                                   0.00

X.      SERVICING FEE:                                                       Group I            Group II          Total Pool
                                                                         --------------     ---------------     ---------------
        Monthly Serviciing Fee                                           $   363,087.49                         $    363,087.49
        Senior Monthly Servicing Fee                                                        $    232,476.87     $    232,476.87
        Subordinated Monthly Servicing Fee                                                             0.00     $          0.00
        Aggregate Unpaid Subordinated Fees                                                             0.00     $          0.00
                                                                         --------------     ---------------     ---------------

XI.     DELINQUENCY INFORMATION:                                             Group I            Group II           Total Pool
                                                                         --------------     ---------------     ---------------
        Number 31-59 days delinquent                                               174                   50                 224
        Balance 31 - 59 days delinquent                                  $ 5,911,246.16     $  2,102,669.60     $  8,013,915.76
        Number 60-99 days delinquent                                                 42                   4                  46
        Balance 60=89 days delinquent                                    $ 1,563,412.19     $    118,799.46     $  1,682,211.65
        Number 90 or more days delinquent                                            11                   0                  11
        Balance 90 or more days delinquent                               $   248,733.41     $          0.00     $    248,733.41
                                                                         ==============     ===============     ===============

XII.    REPOSSESSION INFORMATION:                                           Group I            Group II           Total Pool
                                                                         --------------     ---------------     ---------------
       BOP Repossessions Number                                                       6                   1                   7
       BOP Repossessions Balance                                         $   171,437.98     $     35,777.69     $    207,215.67
       Plus Number                                                                   14                   5                  19
       Repossessions this Month Plus Balance                                 362,519.66          152,968.65          515,488.31
       Repossessions this Month Less Liquidations                                    (3)                 (2)                 (5)
       Number Less Liquidations Balance                                      (40,719.14)         (79,026.92)        (119,746.06)
                                                                         --------------     ---------------     ---------------
       EOP Repossessions Number                                                      17                   4                  21
       EOP Repossessions Balance                                         $   493,238.50     $    109,719.42     $    602,957.92
                                                                         ==============     ===============     ===============

XII.    REPURCHASES:
                                                                             Group I            Group II          Total Pool
                                                                         --------------     ---------------     ---------------
        Number Contracts                                                              0                   0                   0
        Repurchased or Replaced Balance contracts                        $         0.00     $          0.00     $          0.00
        Repurchased or Replaced Number Eligible Substitute Contracts                  0                   0                   0
        Balance Elidible Substitute Contracts                            $         0.00     $          0.00     $          0.00
                                                                         --------------     ---------------     ---------------
        Total Number Repurchases                                                      0                   0                   0
        Total Balance Repurchases                                        $         0.00     $          0.00     $          0.00
                                                                         ==============     ===============     ===============

XII.    DELINQUENCY RATIOS                                                  Group I             Group II          Total Pool
                                                                         --------------     ---------------     ---------------
        Average 30-Day Delinquency Ratio                                           1.37%               0.76%               1.13%
        Average 60-Day Delinquency Ratio                                           0.19%               0.01%               0.12%
        Current Realized Loss Ratio                                                0.00%               0.00%               0.00%

XII.    LIQUIDATION LOSSES:                                                  Group I           Group II           Total Pool
                                                                         --------------     ---------------     ---------------
        Previous Period Aggregate Net Liquidation Losses:                $        85.18     $          0.00     $         85.18
        Current Period Liquidation Losses:                               $    28,170.45     $      1,775.71     $     29,946.16
        Current Period Liquidation Losses:                               $    28,085.27     $      1,775.71     $     29,860.98

XII.    CERTIFICATE ACCOUNT INTEREST:                                        Group I            Group II          Total Pool
                                                                         --------------     ---------------     ---------------
                                                                         $    31,152.25     $     30,558.35     $     61,710.60

XIIi    DEFICIENCY AMOUNTS

        Aggregate Deficiency Amount                                                0.00
        Servicer Deficiency Amount                                                 0.00

XIV.    EVENTS

        Servicing Fee Subordination Event?                                      NO
        Servicer Termination Event?                                             NO
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